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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 10, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     333-100675             36-4509743
 ----------------------------          -----------          ----------------
 (State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)

60 Wall Street
New York, NY                                                      10019
    ---------------------                                      ----------
    (Address of Principal                                      (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 250-7010





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                                       -2-


Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On or about May 27, 2004, the Registrant will cause the issuance and sale of approximately $909,537,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2004, between the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer, and HSBC Bank (USA), as trustee.

                  Structural Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Structural Term Sheets") in written form, which are in the nature of data tables.

                  The Structural Term Sheets have been provided by the Underwriter. The information in the Structural Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Structural Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Structural Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.






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                                       -3-

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

                  (a) Financial Statements.
                      --------------------

                           Not applicable.

                  (b) Pro Forma Financial Information.
                      -------------------------------

                           Not applicable.

                  (c) Exhibits
                      --------


                             Item 601(a) of
                             Regulation S-K
      Exhibit No.             Exhibit No.                  Description
      -----------             -----------                  -----------
           1                      99.1        Structural Term Sheets (as defined
                                              in Item 5) that have been provided
                                              by the Underwriter to certain
                                              prospective purchasers of Deutsche
                                              Mortgage Securities, Inc. Mortgage
                                              Loan Trust, Series 2004-4. The
                                              Structural Term Sheets have been
                                              filed on paper pursuant to a
                                              continuing hardship exemption from
                                              certain electronic requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2004


                                  DEUTSCHE MORTGAGE SECURITIES, INC.


                                  By: /s/ Michael Commaroto
                                     ------------------------------------
                                  Name:   Michael Commaroto
                                  Title:  President


                                  By: /s/ Peter Cerwin
                                     ------------------------------------
                                  Name:   Peter Cerwin
                                  Title:  Vice President




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                                       -5-

                                  EXHIBIT INDEX



                      Item 601(a) of       Sequentially
                      Regulation S-K       Numbered
Exhibit Number        Exhibit No.          Description                     Page
--------------        -----------          -----------                     ----
1                     99.1                 Structural Term Sheets          6
                                           (as defined in
                                           Item 5) that
                                           have been
                                           provided by
                                           the
                                           Underwriter to
                                           certain
                                           prospective
                                           purchasers of
                                           Deutsche
                                           Mortgage
                                           Securities,
                                           Inc. Mortgage
                                           Loan Trust,
                                           Series 2004-4.
                                           The Structural
                                           Term Sheets
                                           have been
                                           filed on paper
                                           pursuant to a
                                           continuing
                                           hardship
                                           exemption from
                                           certain
                                           electronic
                                           requirements.




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                                       -6-

                                    EXHIBIT 1